Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
November 30, 1997



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.4373%


        Excess Protection Level
        3 Month Average   5.10%
          November, 1997   4.99%
          October, 1997   5.44%
          September, 1997   4.89%


        Cash Yield                                  17.42%


        Investor Charge Offs                         5.01%


        Base Rate                                    7.42%


        Over 35 Day Delinquency                      4.98%


        Seller's Interest                           11.93%


        Total Payment Rate                          12.41%


        Total Principal Balance                     $31,670,462,473.51


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,779,127,955.02